Exhibit 99.2

SECOND QUARTER 2020 EARNINGS PRESENTATION August 10, 2020

The statements contained in this presentation that are not purely historical are forward - looking statements. Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The information included in this presentation in relation to Atlas has been pr ovi ded by Atlas and its management team, and forward - looking statements include statements relating to Atlas’ management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projec tio ns, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - lookin g statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “po ssible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the ab sence of these words does not mean that a statement is not forward - looking. The forward - looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward - looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward - looking statements. These risks and uncertainties include, but are not limited to: (1) the ability to maintain the listing of the Company’s shares of Class A com mon stock and warrants on Nasdaq; (2) the ability to recognize the anticipated benefits of the business combination or acquisitions, wh ich may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (3) costs related to the business combination and acquisitions; (4) changes in applicable laws or regulations; (5) the possibility that the Company may be adve rse ly affected by other economic, business, and/or competitive factors; and (6) other risks and uncertainties indicated from time t o t ime in the Company’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. You are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date of this presentation. Except as otherwise required by applicable law, we disclaim any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation . FORWARD LOOKING STATEMENT 2

3 AGENDA Business Overview L. Joe Boyer Chief Executive Officer Financial Overview & Outlook David Quinn Chief Financial Officer

A LEADING NATIONAL TECHNICAL SERVICES PLATFORM

Specialized provider of testing, inspection, environmental and engineering services to support and maintain critical infrastructure

ATLAS OVERVIEW

$464M Gross Revenue[1]	**17.5% Adj. EBITDA Margin[1,2]**	**$621M Backlog**

HIGH QUALITY CUSTOMER AND WORK MIX

90% Time & Materials 70% Existing Structures	**9,000+ Annual Customers**
50,000+ Annual Projects	**<$10k+ Average Project Size**

ESSENTIAL PROVIDER OF MISSION CRITICAL SERVICES

TESTING, INSPECTION & ENVIRONMENTAL CONSULTING

- Materials Engineering & Testing
- Environmental Services
- Construction Quality Assurance
- Disaster Response & Recovery

ENGINEERING, PLANNING & DESIGN

- Engineering & Design Services
- Program Management
- Construction Support Services

1. Based on LTM Q2 2020.
2. Adj. EBITDA Margin calculated as Adjusted EBITDA / Net Revenues

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5 • Gross revenue experienced significant demand recovery since April driving sequential monthly revenue improvement as quarter progressed • Net revenue represented 81% of gross revenues, compared to 79% in the prior year quarter, owing to a higher level of self - performance work • Adj. EBITDA at higher end of preannounced range, helped by operating efficiency and cost actions enacted at onset of the pandemic • Backlog up year - over - year to record $621 million • Liquidity at the end of the quarter was approximately $39 million, with $6.3 million operating cash flow generation • Signed agreements to acquire Alta Vista and WesTest, which will strengthen Atlas’s transportation and other infrastructure - related testing, inspection and engineering services in our West, Central and Northeast regions Q2 2020 HIGHLIGHTS Resilient business model, proactive execution and safety - first emphasis drove strong results Gross Revenue $112.7M Backlog $621M Net Revenue 1 $91.6M Adj. EBITDA 1 $15.4M 1. Adjusted EBITDA and Net Revenue are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA and Net Revenue and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith.

CURRENT MARKET LANDSCAPE

Non-discretionary and government-based work not materially impacted by COVID-19

Atlas' mission critical services support infrastructure and other essential industries

No material contracted backlog projects have been cancelled

Highly variable cost structure to align resources with market activity

Enacted cost savings to benefit 2020E by $6-8M

NET REVENUE BY END MARKET[1,2]



~50% Government Based
4%
6%
36%
38%
15%
Transportation
Government
Education
Water
Commercial
Industrial

~50% GOVERNMENT-BASED	**No Material COVID-19 Impact**	Government-based volume improved in Q2 2019
~50% PRIVATE SECTOR	**Localized COVID-19 Impact**	Localized geographic work delays, most notably in the Northeast and Northern California

1. Net Revenue is not a financial measure determined in accordance with GAAP. For a definition of Net Revenue and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith.
2. Management estimates based on FY 2019.

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BACKLOG & KEY WINS

Record backlog fueled by key wins across Atlas service offerings and geographies

BACKLOG

Q2 2020
$621M

Building strong pipeline of work, providing favorable trajectory as economies reopen


2017
$502M

Q2 KEY WINS	VALUE	REGION	SERVICES
Richards Boulevard Office Complex	$4M	West	Material Engineering, Consulting, & Testing
TxDOT, Odessa CEI ID, 36-9IDP5137 WA1	$4M	Central	Construction Quality Assurance
LaDOTD, Mississippi River Bridge Crossing Alternatives & EA	$4M	Southeast	Engineering, Planning, & Design
MTA NYC Asbestos Consultant	$3M	Northeast	Environmental Services
City of Fort Worth, Geotech & Materials Testing	$3M	Central	Material Engineering, Consulting, & Testing
National Retail Coffee Chain Asset Management Scope	$3M	West	Program Management

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FINANCIAL HIGHLIGHTS Resilient business model delivered strong results during challenging environment 8 Q2 2020 Q2 2019 YoY % Change H1 2020 H1 2019 YoY % Change Gross Revenue $112.7 $123.6 - 8.8% $222.0 $229.3 - 3.2% Net Revenue 1 $91.6 $97.9 - 6.4% $182.1 $183.7 - 0.9% Adj. EBITDA 1 $15.4 $17.3 - 11.0% $28.3 $28.2 0.4% Adj. EBITDA Margin 2 16.8% 17.7% - 4.9% 15.5% 15.4% 1.2% (Dollars in Millions) 1. Adjusted EBITDA and Net Revenue are not financial measures determined in accordance with GAAP. For a definition of Adjusted E BIT DA and Net Revenue and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, plea se see the Appendix included herewith. 2. Adjusted EBITDA margin calculated as Adjusted EBITDA / Net Revenues

STRONG LIQUIDITY AND DISCIPLINED CAPITAL ALLOCATION

Strong cash flow profile, financial flexibility and disciplined capital deployment

(Dollars in Millions)

Adj. Operating Cash Flow[1] LTM $54M

Invest in Growth

Acquisitions

Purpose-built platform with strong accretive deal pipeline

Maintain capital discipline

Balance Sheet

3.6x Net Leverage[2]

Covenant threshold <5.5x

~5 year avg. debt maturities

Liquidity of $39M

Financial Flexibility

Optimize Returns

Prioritized actions to enhance shareholder returns

Value Enhancing Opportunities

1 Adj. Operating Cash Flow excludes $35.6 million of one-time cash expenses related to acquisitions, the business combination with Boxwood Merger Corp., public company formation costs and 2020 COVID-19 related expenses

2 Net leverage calculated as (debt – cash) / LTM Adj. EBITDA including predecessor period of acquisitions

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10 2016 1 $228M 2017 1 $278M 2018 $426M 2019 1 $471M 2020 ~$461M 3 2021 Ongoing execution of organic and M&A growth strategy STRATEGIC GROWTH TRAJECTORY Proven execution of growth plan through organic and M&A means Revenue CAGR ~30% 2016 - 2019 Gross Revenue 2 1 2016 Includes ATC as the accounting predecessor. 2017 includes partial year impact of acquisitions. 2019 Formal year of merger between Atlas and ATC. 2 GAAP based historical revenue 3 Midpoint of FY2020 outlook range for gross revenue, does not include planned Alta Vista or WesTest acquisitions

• Out - performing 2020 year - to - date expectations • Expanded position in key Southeast region markets being realized consistent with acquisition case • Strong business continuity and durability through COVID - 19 • Revenue synergies and cross - selling demonstrated through new project wins • Integration activities ahead of schedule • Secures position in Colorado transportation sector • Reputable brand with strong client relationships • Expands Atlas’ testing & engineering service offering • Strengthens Atlas cross - selling capabilities • Strengthens transportation testing, inspection and engineering capabilities in West and Northeast • Highly scalable business in key growth end market • Increases self - performance supporting growth strategy • Immediate and substantial cross - selling opportunities 11 ACQUISTION UPDATE Planned acquisitions of Alta Vista and WesTest fit the proven scalable growth strategy RECENT ACQUISITIONS NEW ACQUISITIONS

OUTLOOK

Strong client base and resilient and scalable business model supports full year outlook

	Gross Revenue	Adj. EBITDA[1]
Full Year FY 2020	**$453M - $468M**	**$58M - $64M**

- Outlook reflects current visibility on timing of work, assuming no major retrenching of stay-at-home orders
- Government-based work remains positive with some sequential improvement to private sector work
- Enacted cost savings expected to benefit 2020 by $6-8M
- Improving delivery, operating efficiency and utilization
- Positioned to benefit from any federal infrastructure stimulus
- Growing backlog to fuel underlying earnings power into 2021

Note: FY2020 outlook range for gross revenue and Adjusted EBITDA does not include planned Alta Vista or WesTest acquisitions

1. Adjusted EBITDA and Net Revenue are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA and Net Revenue and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith.

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Executing on pipeline of accretive and deleveraging acquisitions to further strengthen our resilient, purpose - built platform Strong underlying fundamentals with fully - funded backlog at record level and no cancelled projects Dependable government - based work moving forward and positioned for improvement in private sector work Actively managing costs, cash and capital deployment to efficiently accelerate growth as economies continue to recover SUMMARY 13

APPENDIX 14

RECONCILIATION Net Income to Adj. EBITDA and LTM Q2 2020 15 Reconciliation Revenues LTM Q1 2020 Gross Revenues Reimbursable Expenses Net Revenues Year ended December 31, 2019 471,047$ (93,265)$ 377,782$ Less: Six months ended June 30, 2019 (229,280) (45,571) (183,709) Plus: Six months ended June 30, 2020 222,017 (39,883) 182,134 LTM Q2 2020 463,784$ (87,577)$ 376,207$ For the year ended December 31, Reconciliation Net Income to Adj. EBITDA 2020 2019 2019 LTM Q2 2020 Net (loss) income (21,324)$ 4,863$ 8,030$ (18,157)$ Interest 12,038 5,534 9,862 16,366 Taxes - 154 1,342 1,188 Depreciation and amortization 10,327 10,534 19,881 19,674 EBITDA 1,041 21,085 39,115 19,071 One-time legal/transaction costs/other non-recurring 16,678 6,532 24,470 34,616 Non-cash equity compensation 10,576 569 1,984 11,991 Adj. EBITDA 28,295$ 28,186$ 65,569$ 65,678$ Adj. EBITDA % of Net Revenues LTM Q2 2020 17.5% For the six months ended June 30,